DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

The six-month period ended April 30, 1997, was a difficult one for precious metals. Gold prices continued their year-long period of weakness and declined by 10 percent, ending the period at $340 per ounce. A number of factors combined to create this unfavorable environment, including concerns over the European central bank selling gold reserves to meet European Monetary Union
(EMU) requirements, producer hedging, a strong dollar and a recent increase in U.S. interest rates. However, the single most significant event during the period, and the most damaging to the sector's share pricing, has been the Bre-X fiasco.

The fallout from Bre-X began in March when reports began to surface that this Canadian company's original estimates of the quantity of gold present at their site in Busang on the Indonesian island of Borneo were, in fact, vastly overstated. This fraud turned out to be the biggest ever perpetrated in the world mining industry. An independent auditor, brought in to verify the disputed drilling results, commented that "the magnitude of the tampering with core samples that we believe has occurred and the resulting falsification of asset values at Busang, is of scale and over a period of time and with precision that, to our knowledge, is without precedent in the history of mining anywhere in the world." Following the news, the company's share price declined rapidly, with the damage spreading to all Indonesian-related gold companies and junior explorers in general. Although investor confidence, particularly toward junior explorers, was shaken, the episode opens the way for future opportunities as larger companies will be poised to acquire the more promising projects, thereby accelerating the consolidation of the industry.

In 1996, total worldwide gold fabrication demand outpaced mine production by 3,290 tons to 2,346 tons, according to the annual Gold Fields Mineral Service Report. The gap in supply was filled by official sector sales, scrap and implied disinvestment. Demand was soft in industrialized countries, particularly in Japan, because of economic difficulties there and a recently weak currency.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

In the first quarter of 1997, the gold market showed some of the characteristics that led to the bull market of 1993. The similarities include the depressed prices and the resulting record levels of demand from the gold markets of Asia, not including Japan. The price decline of January 1997 was perceived as the market's negative reaction to the Dutch bank's sale of gold reserves and fear of additional selling from the official sector, related mainly to the approach of EMU. But equally, it might be simply the result of the rapid increase in the value of the dollar, as there was no collapse in gold prices in Japanese yen, German marks or Swiss francs. The widespread perception that the price of gold in U.S. dollars had finally reached bottom resulted in buyers in many countries coming into the market in increasing numbers during the first three months of 1997, resulting in impressive shortages of the metal.

PERFORMANCE AND PORTFOLIO

For the six-month period ended April 30, 1997, Dean Witter Precious Metals and Minerals Trust posted a total return of -18.68 percent. This included short-term and long-term capital gains distributions of $0.71 per share payable on December 31, 1996 to shareholders of record as of December 23, 1996. Over the same period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) registered a total return of 14.73 percent and the Lipper Gold Fund Index produced a total return of -19.19 percent. The Fund's performance reflected the generally poor environment of the precious metals market. However, we believe that the precious metals environment is likely to improve as industry consolidation accelerates.

The Fund consolidated its holdings by eliminating one-quarter of its positions. High-cost producers, such as Battle Mountain Gold Co., Echo Bay Mines Ltd. and Pegasus Gold, Inc., among others, were sold. The only significant additions were the royalty company Euro-Nevada Mining Corp. and the exploration company Sutton Resources Ltd. Other key remaining holdings include Newmont Mining Corp., Getchell Gold Corp. and Barrick Gold Corp.

LOOKING AHEAD

The long-term outlook for precious metals appears promising. Demand is strong in emerging countries, particularly in India and China. With 38 percent of the world's population and rapidly increasing wealth, these two countries are experiencing dramatic increases in demand. In 1996 alone, fabrication usage in developing countries increased by 40 percent, led by the jewelry sector. In Japan, gold demand should increase as the national economy strengthens.

Future trends may depend to a large extent on the market's perception of the probability of success for EMU. Much remains to be decided about gold's role in this process, and there is still no clear consensus on whether gold will benefit. Regardless, however, of what develops concerning EMU, we believe that the strong fabrication demand, which is expected to continue, may provide a favorable environment for gold investments.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS April 30, 1997, continued

We appreciate your support of Dean Witter Precious Metals and Minerals Trust and look forward to continuing to serve your investment objectives.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

NUMBER OF
 SHARES                                                                         VALUE
---------------------------------------------------------------------------------------
          COMMON STOCKS (88.8%)
          AUSTRALIA (9.5%)
          Gold Mining
 300,000  Delta Gold ...................................................... $   508,366
  15,000  Lihir Gold Ltd. (ADR)* ..........................................     543,750
 475,000  Normandy Poseidon Ltd.* .........................................     582,356
 160,000  Plutonic Resources Ltd.  ........................................     612,226
 492,917  Ross Mining N.L.  ...............................................     365,673
 105,000  Sons of Gwalia Ltd. .............................................     463,269
 125,375  Western Mining Corp. Holdings Ltd. ..............................     744,080
                                                                            -----------
                                                                              3,819,720
                                                                            -----------
          Metals & Mining
 300,000  Pasminco Ltd. ...................................................     571,619
                                                                            -----------
          TOTAL AUSTRALIA .................................................   4,391,339
                                                                            -----------
          CANADA (42.8%)
          Diamonds
  95,000  Aber Resources Ltd.* ............................................   1,502,326
                                                                            -----------
          Gold Mining
  60,000  Arizona Star Resource Corp.* ....................................     429,338
  90,000  Barrick Gold Corp.  .............................................   2,013,750
 185,000  Bema Gold Corporation* ..........................................   1,264,222
 130,000  Cambior, Inc.  ..................................................   1,560,322
 115,000  Eldorado Corporation Ltd.* ......................................     518,426
  50,000  Euro-Nevada Mining Corp.  .......................................   1,434,705
 291,100  Geomaque Explorations Ltd* ......................................     666,562
 150,000  Goldcorp, Inc.* .................................................   1,089,190
  85,000  Greenstone Resources Ltd.* ......................................     802,862
 200,000  Indomin Resources Ltd.* .........................................     412,165
 150,000  Kinross Gold Corp.* .............................................     822,531
 100,000  Placer Dome, Inc.  ..............................................   1,637,500
 125,000  Prime Resources Group, Inc.  ....................................     966,010
 100,000  Repadre Capital Corp.* ..........................................     593,918
  80,000  Sutton Resources Ltd.* ..........................................     715,563
  55,000  Teck Corp. (B Shares) ...........................................   1,088,192
 200,000  TVX Gold, Inc.* .................................................   1,125,000
 475,000  Vengold Inc.* ...................................................     560,823
 200,000  Yamana Resources, Inc.* .........................................     508,050
                                                                            -----------
                                                                             18,209,129
                                                                            -----------
          TOTAL CANADA ....................................................  19,711,455
                                                                            -----------
          PERU (1.0%)
          Gold Mining
  20,000  Compania de Minas Buenaventura S.A. (ADR)* ......................     435,000
                                                                            -----------
          UNITED KINGDOM (1.4%)
          Metals & Mining
  10,000  RTZ Corp. PLC (ADR)  ............................................ $   645,000
                                                                            -----------
          UNITED STATES (34.1%)
          Diamonds
  50,000  Lazare Kaplan International, Inc.  ..............................     681,250
                                                                            -----------
          Gold Mining
 100,000  Amax Gold, Inc.* ................................................     562,500
 125,000  Canyon Resources Corp.* .........................................     320,312
  75,000  Crown Resource Corp.* ...........................................     440,625
  70,000  Freeport-McMoran Copper & Gold, Inc. (Class A) ..................   1,960,000
  65,000  Getchell Gold Corp.* ............................................   2,494,375
  75,000  Golden Star Resources Ltd.* .....................................     543,750
 100,000  Homestake Mining Co.  ...........................................   1,325,000
 130,000  Meridian Gold Inc.* .............................................     617,500
  25,000  Newmont Gold Co.  ...............................................     887,500
  40,000  Newmont Mining Corp.  ...........................................   1,385,000
  50,000  Santa Fe Pacific Gold Corp.* ....................................     737,500
                                                                            -----------
                                                                             11,274,062
                                                                            -----------
          Platinum & Palladium
  75,000  Stillwater Mining Co.* ..........................................   1,481,250
                                                                            -----------
          Silver
  90,000  Coeur D'Alene Mines Corp.* ......................................   1,237,500
 195,000  Hecla Mining Co.* ...............................................   1,048,125
                                                                            -----------
                                                                              2,285,625
                                                                            -----------
          TOTAL UNITED STATES .............................................  15,722,187
                                                                            -----------
          TOTAL COMMON STOCKS
          (Identified Cost $43,853,677) ...................................  40,904,981
                                                                            -----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                      VALUE
---------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (10.2%)
            U.S. GOVERNMENT AGENCIES (a)(9.5%)
   $2,600   Federal Home Loan Banks 5.38%  due 05/06/97 ...................   2,598,061
    1,800   Student Loan Marketing  Association 5.28% due 05/10/97 ........   1,800,000
                                                                            -----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $4,398,061)  ..................................   4,398,061
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                      VALUE
---------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (0.7%)
            The Bank of New York 5.50%  due 05/01/97 (dated 04/30/97;
             proceeds $299,218;  collateralized by $290,877 U.S.  Treasury
            Note 8.25% due  07/15/98 valued at $305,155)  (Identified Cost
   $  299   $299,172)  .................................................... $   299,172
                                                                            -----------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $4,697,233)  .................................   4,697,233
                                                                            -----------

TOTAL INVESTMENTS
(Identified Cost $48,550,910)(b) ...........................       99.0%     45,602,214
OTHER ASSETS IN EXCESS OF
LIABILITIES ................................................        1.0         456,447
                                                                 ------     -----------
NET ASSETS .................................................      100.0%    $46,058,661
                                                                 ======     ===========

--------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,269,833 and the aggregate gross unrealized depreciation is $6,218,529, resulting in a net unrealized depreciation of $2,948,696.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $48,550,910).......................................   $45,602,214
Receivable for:
  Investments sold...................................................       726,655
  Shares of beneficial interest sold.................................       162,487
  Dividends..........................................................        34,455
Prepaid expenses and other assets....................................        23,671
                                                                        -----------
  TOTAL ASSETS ......................................................    46,549,482
                                                                        -----------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased..........................       334,721
  Plan of distribution fee...........................................        39,868
  Investment management fee..........................................        31,895
Accrued expenses and other payables .................................        84,337
                                                                        -----------
  TOTAL LIABILITIES..................................................       490,821
                                                                        -----------
NET ASSETS:
Paid-in-capital......................................................    56,931,787
Net unrealized depreciation .........................................    (2,947,754)
Accumulated net investment loss......................................    (1,573,497)
Accumulated net realized loss .......................................    (6,351,875)
                                                                        -----------
  NET ASSETS.........................................................   $46,058,661
                                                                        ===========
NET ASSET VALUE PER SHARE,
 5,517,301 shares outstanding (unlimited shares authorized of $.01
 par value)..........................................................   $      8.35
                                                                        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $12,810 foreign withholding tax)..................   $    178,056
Interest ...........................................................        126,404
                                                                       ------------
  TOTAL INCOME......................................................        304,460
                                                                       ------------
EXPENSES
Plan of distribution fee............................................        278,079
Investment management fee...........................................        222,462
Transfer agent fees and expenses....................................         52,490
Professional fees ..................................................         29,865
Shareholder reports and notices ....................................         24,133
Registration fees ..................................................         23,714
Trustees' fees and expenses.........................................         10,317
Custodian fees......................................................         10,290
Other...............................................................          2,226
                                                                       ------------
  TOTAL EXPENSES....................................................        653,576
                                                                       ------------
  NET INVESTMENT LOSS...............................................       (349,116)
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments ......................................................     (6,141,788)
  Foreign exchange transactions.....................................            278
                                                                       ------------
  NET LOSS..........................................................     (6,141,510)
                                                                       ------------
Net change in unrealized appreciation on:
  Investments ......................................................     (4,282,270)
  Translation of other assets and liabilities denominated in foreign
   currencies.......................................................            932
                                                                       ------------
  NET DEPRECIATION..................................................     (4,281,338)
                                                                       ------------
  NET LOSS .........................................................    (10,422,848)
                                                                       ------------
NET DECREASE .......................................................   $(10,771,964)
                                                                       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX     FOR THE YEAR
                                                         MONTHS ENDED       ENDED
                                                        APRIL 30, 1997 OCTOBER 31, 1996
---------------------------------------------------------------------------------------
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................  $   (349,116)      $  (552,437)
Net realized gain (loss)...............................    (6,141,510)        3,861,093
Net change in unrealized appreciation/depreciation ....    (4,281,338)        4,900,602
                                                         ------------       -----------
  NET INCREASE (DECREASE)..............................   (10,771,964)        8,209,258
                                                         ------------       -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..................................      (656,571)           --
Net realized gain......................................    (3,712,483)       (1,036,713)
                                                         ------------       -----------
  TOTAL................................................    (4,369,054)       (1,036,713)
                                                         ------------       -----------
Net increase (decrease) from transactions in shares of
 beneficial interest...................................       358,437        (1,779,587)
                                                         ------------       -----------
  NET INCREASE (DECREASE)..............................   (14,782,581)        5,392,958
NET ASSETS:
Beginning of period....................................    60,841,242        55,448,284
                                                         ------------       -----------
  END OF PERIOD
  (Including accumulated net investment losses of
  $1,573,497 and $567,810, respectively)...............  $ 46,058,661       $60,841,242
                                                         ============       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Precious Metals and Minerals Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $3,253,212 at April 30, 1997.

The Distributor has informed the Fund that for the six months ended April 30, 1997, it received approximately $91,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $12,275,873 and $18,357,560, respectively. Included in the aforementioned are sales of U.S. Government securities of $3,337,938.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $16,200.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                      FOR THE SIX                   FOR THE YEAR
                                                      MONTHS ENDED                     ENDED
                                                     APRIL 30, 1997               OCTOBER 31, 1996
                                              ---------------------------- ------------------------------
                                                      (UNAUDITED)
                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                              ------------- -------------- -------------- ---------------
Sold ........................................   5,674,989    $ 57,219,086    11,549,105    $ 136,343,744
Reinvestment of dividends and distributions       402,436       4,004,238        90,619          963,279
                                                ---------    ------------    ----------    -------------
                                                6,077,425      61,223,324    11,639,724      137,307,023
Repurchased .................................  (6,021,032)    (60,864,887)  (11,855,110)    (139,086,610)
                                                ---------    ------------    ----------    -------------
Net increase (decrease) .....................      56,393    $    358,437      (215,386)   $  (1,779,587)
                                                =========    ============    ==========    =============


DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At April 30, 1997, there were no outstanding forward contracts.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                          FOR THE SIX              FOR THE YEAR ENDED OCTOBER 31
                                          MONTHS ENDED   -------------------------------------------------
                                         APRIL 30, 1997    1996       1995      1994      1993      1992
----------------------------------------------------------------------------------------------------------
                                          (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...     $11.14      $  9.77    $ 11.45    $10.80    $ 7.87    $ 8.59
                                             ------      -------    -------    ------    ------    ------
Net investment loss.....................      (0.05)       (0.10)     (0.08)    (0.06)    (0.04)    (0.05)
Net realized and unrealized gain
 (loss).................................      (1.90)        1.66      (1.38)     0.73      2.97     (0.62)
                                             ------      -------    -------    ------    ------    ------
Total from investment operations .......      (1.95)        1.56      (1.46)     0.67      2.93     (0.67)
                                             ------      -------    -------    ------    ------    ------
Less dividends and distributions from:
 Net investment income..................      (0.13)        --         --        --        --       (0.04)
 Net realized gain......................      (0.71)       (0.19)     (0.22)    (0.02)     --       (0.01)
                                             ------      -------    -------    ------    ------    ------
Total dividends and distributions ......      (0.84)       (0.19)     (0.22)    (0.02)     --       (0.05)
                                             ------      -------    -------    ------    ------    ------
Net asset value, end of period..........     $ 8.35      $ 11.14    $  9.77    $11.45    $10.80    $ 7.87
                                             ======      =======    =======    ======    ======    ======
TOTAL INVESTMENT RETURN+ ...............     (18.68)%(1)   15.93%    (12.78)%    6.18%    37.23%    (7.97)%
RATIOS TO AVERAGE NET ASSETS:
Expenses................................       2.35%(2)     2.27%      2.29%     2.28%     2.79%     3.30%
Net investment loss.....................      (1.26)%(2)   (0.84)%    (0.70)%   (0.87)%   (1.07)%   (0.74)%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................    $46,059      $60,841     $55,448   $73,444   $45,204   $15,135
Portfolio turnover rate.................         24%(1)       46%        23%       46%       25%        9%
                                                                                                     --
Average commission rate paid............    $0.0237      $0.0217       --        --        --

--------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Robert Rossetti
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
PRECIOUS METALS
AND MINERALS TRUST


Semiannual Report
April 30, 1997